The Crescent Fund
                              Semi-Annual Report

                            For the Six Months Ended
                               September 30, 1995

October 24, 1995

Dear Shareholder:

         As the stock market continues its ascent, the Crescent Fund has become more conservatively postured. Cash, as of September 30, 1995, stood at 17%. Since that time it has increased somewhat more. Below, we have provided you with information regarding the year-to-date net returns and annualized net returns since inception, June 2, 1993, of the Crescent Fund:

         The Crescent Fund's trailing twelve month return (September 30, 1994, to September 30, 1995) was 23.7%. This year's nine month return, the return for 1994, and the annualized return since inception, June 2, 1993, are as follows:

                                                                                                    Lehman
                          Crescent      Balanced                                                 Intermediate
    Time Period             Fund         Index*         S&P 500         DJIA       Value Line       T-Bond
------------------------------------------------------------------------------------------------------------------------------------
12/31/94 - 09/30/95     23.3%   24.8%   29.8%   24.9%   19.3%   10.7%
12/31/93 - 12/31/94      4.3%    0.5%    1.3%    2.1%   -6.0%   -2.0%
06/02/93 - 09/30/95     15.9%   12.2%   14.6%   13.7%    7.2%    5.1%

*75% S&P 500, 25% Lehman T-Bond.

         Below are The Crescent Fund's ten largest investments as of September 30, 1995. These investments account for approximately 31% of the total portfolio value:

                  American Express
                  Duff & Phelps
                  Dundee Bancorp
                  ECI Telecommunications
                  Littelfuse
                  Price Enterprises
                  Rockefeller Center, 13% Notes, due 12/31/2000
                  Santa Barbara Bancorp
                  Semi-Tech Global
                  U.S. Facilities

         The Crescent Fund has taken positions in two money management firms, Duff & Phelps and Dundee Bancorp. Duff & Phelps will have $36 billion under management after merging with Phoenix Securities next month. Its stock trades at $10.75 per share and following the merger, shareholders will receive a $1.75 cash dividend and 1/10 share of a new $25 convertible preferred. Adjusting the common stock for these distributions leaves a price of $6.50. Duff & Phelps should report earnings in 1996 between $.60-.65 per share. In addition, the company has non cash charges to earnings of $.16 per share which brings free cash flow per share up to $.75-80. The company has a free cash flow multiple of less than 9x earnings. This stands in comparison to
T. Rowe Price and Ben Franklin, which have mid-double digit earnings multiples.

         Dundee Bancorp is a Canadian money management firm with $3.6 billion under management. They also have an investment portfolio which exceeds the value of the current stock price. Effectively, we are getting the money management business for free.

         On the fixed income side, we continue to seek select investments in high yield securities. There was, however, very little change in the portfolio during the quarter.

         The Crescent Fund had the following asset composition as of September 30, 1995. As you can see, we remain conservatively postured. The relatively poor risk/reward in the stock market today keeps us from aggressively investing the Fund's cash position.

                  Common Stocks              63.8%
                  Preferred Stocks            3.7%
                  Corporate Bonds            15.3%
                  Cash                       17.2%

         As fundamental investors, we stake no claim in our ability to forecast the economy. Today's economic landscape does not lead us to any insightful conclusions, hence we spare you our amateur ruminations.

Best Regards,



Steven Romick                               Matthew Kallis

Value of $10,000 Investment in the Crescent Fund since Inception versus Balanced Index
(Graph Omitted)

PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 67.6%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Banks: 7.2%
       6,800         Chase Manhattan-Long....................................................         $    415,650
      16,600         Santa Barbara Bancorp...................................................              510,450
      10,000         U.S. Trust Corp-New.....................................................              465,000
                                                                                                           -------
                                                                                                         1,391,100
                                                                                                         ---------
                     Consumer Goods: 1.6%
       1,500         Alberto-Culver Co., Class A.............................................               39,750
       8,000         Reebok International Ltd................................................              275,000
                                                                                                           -------
                                                                                                           314,750
                                                                                                           -------
                     Energy: 0.4%
       4,000         YPF Sociedad Anonima-Sponsored ADR......................................               72,000
                                                                                                            ------

                     Financial Services: 14.1%
      15,000         American Express Co.....................................................              665,625
      45,300         Duff & Phelps Corp......................................................              492,637
      66,400         Dundee Bancorp, Inc., Class A...........................................              661,822
       5,150         Federal Home Loan Mortgage Corp.........................................              355,994
      13,000         John Nuveen Company, Class A............................................              321,750
      10,000         Lehman Brothers Holdings, Inc...........................................              231,250
                                                                                                           -------
                                                                                                         2,729,078
                                                                                                         ---------
                     Healthcare:  3.3%
      10,000         Global Health Sciences Fund.............................................              147,500
      20,000         Summit Care Corp........................................................              490,000
                                                                                                           -------
                                                                                                           637,500
                                                                                                           -------
                     Insurance: 5.7%
       6,500         Foremost Corp. of America...............................................              287,625
      40,500         U.S. Facilities Corp....................................................              815,063
                                                                                                           -------
                                                                                                         1,102,688
                                                                                                         ---------
                     Manufacturing: 6.3%
      18,200         Coachmen Industries, Inc................................................              302,575
      15,000         Littlefuse, Inc.*.......................................................              487,500
      18,000         Reliance Steel & Aluminum...............................................              330,750
      10,000         Seda Specialty Packaging................................................              105,000
                                                                                                           -------
                                                                                                         1,225,825
                                                                                                         ---------

PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------

Professional Services: 1.2%
      15,000         Dames & Moore, Inc......................................................         $    240,000
                                                                                                      ------------

                     Real Estate: 8.8%
      40,000         Crown American Realty...................................................              330,000
       5,000         Felcor Suite Hotels, Inc................................................              150,000
      50,000         Price Enterprises, Inc.*................................................              800,000
      22,900         Storage Equities, Inc...................................................              426,513
                                                                                                           -------
                                                                                                         1,706,513
                                                                                                         ---------
                     Restaurants: 1.9%
      10,000         IHOP Corp...............................................................              262,500
       8,000         Vicor Restaurants, Inc.*................................................               96,000
                                                                                                            ------
                                                                                                           358,500
                                                                                                           -------
                     Retail: 1.3%
      10,000         Shopko Stores, Inc......................................................              123,750
      20,000         Sportmart, Inc., Class A*...............................................              121,875
                                                                                                           -------
                                                                                                           245,625
                                                                                                           -------
                     Savings & Loans: 3.0%
      31,600         HF Bancorp, Inc.........................................................              308,100
      11,000         Long Island Bancorp, Inc.*..............................................              269,500
                                                                                                           -------
                                                                                                           577,600
                                                                                                           -------
                     Technology: 5.9%
      25,000         ECI Telecommunications..................................................              559,375
       6,000         Seagate Technology, Inc.*...............................................              252,750
      20,000         Wang Laboratories, Inc.*................................................              317,500
                                                                                                           -------
                                                                                                         1,129,625
                                                                                                         ---------
                     Miscellaneous: 6.9%
      40,700         Charles Allmon Trust, Inc.*.............................................              376,475
       1,000         Global Government Plus Fund, Inc........................................                7,125
     108,000         Semi Tech Global, Ltd.*.................................................              813,672
      25,900         Vencap Equities Alta*...................................................              141,812
                                                                                                           -------
                                                                                                         1,339,084
                                                                                                         ---------


                     Total Common Stocks (cost $10,538,850)..................................           13,069,888
                                                                                                        ----------

PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
Consumer Goods: 0.9%
       6,450         RJR Nabisco Holdings Corp. Preferred 10%, 12/31/44 Series T.............         $    164,475
                                                                                                      ------------

                     Manufacturing: 2.1%
      16,050         Manville Corp. $2.70, Series B..........................................              407,269
                                                                                                           -------

                     Medical Related: 0.8%
       4,047         Foxmeyer Health, $4.20, Preferred, Series A*............................              151,256
                                                                                                           -------

                     Total Preferred Stocks (cost $647,138)..................................              723,000
                                                                                                           -------

Principal Amount     CORPORATE BONDS:  15.3%
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Goods: 0.7%
    $150,000         Playtex Family Products, 9%, due 12/15/2003.............................              141,375
                                                                                                           -------

                     Energy: 1.4%
     200,000         Mesa Capital, 12.75%, due 6/30/1998.....................................              186,000
      86,000         Mesa Corp., Unsecured, 0%, due 6/30/1996................................               79,872
                                                                                                            ------
                                                                                                           265,872
                                                                                                           -------
                     Leisure: 0.5%
      85,000         MGM Grand Hotel Finance Corp., 12%, due 5/1/2002........................               93,500
                                                                                                            ------

                     Manufacturing: 2.8%
     400,000         Fomento Econ Mex, 9.5%, due 7/22/1997...................................              396,000
     140,000         Triangle Pacific Corp., 10.5%, due 8/1/2003.............................              144,550
                                                                                                           -------
                                                                                                           540,550
                                                                                                           -------
                     Media & Telecommunications: 3.2%
     125,000         Adelphia Communications, 12.5%, due 5/15/2002...........................              126,563
     200,000         Grupo Televisa, 10%, due 11/9/1997......................................              198,500
     225,000         Marvel Parent Holdings, 0%, due 4/15/1998...............................              163,125
     125,800         Time Warner, Inc., 8.75%, due 1/10/2015.................................              130,832
                                                                                                           -------
                                                                                                           619,020
                                                                                                           -------

PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
Principal Amount
                     Miscellaneous: 2.4%
   $ 900,000         International Semitech Microelectric, 11.5%, due 8/15/2003..............         $    466,875
                                                                                                      ------------

                     Real Estate: 4.0%
     600,000         Rockefeller Center, 13%, due 12/31/2000.................................              657,000
     125,000         Trump Plaza Funding, 10.875%, due 6/15/1998.............................              115,312
                                                                                                           -------
                                                                                                           772,312
                                                                                                           -------
                     Retail: 0.3%
      70,000         Fabri-Centers, 6.25%, due 3/1/2002......................................               61,163
                                                                                                            ------

                     Total Corporate Bonds (cost $2,864,001)                  ...............            2,960,667
                                                                                                         ---------

                     REPURCHASE AGREEMENTS: 12.1%
------------------------------------------------------------------------------------------------------------------------------------
   2,338,401         Provident Bank Repurchase Agreement, 6.25%, dated 9/29/1995, due 10/2/1995, collateralized by $2,405,000 U.S. Treasury Bills,
                     due 11/24/1995 (proceeds $2,339,620) (cost $2,338,402)..................            2,338,402

                     Total Investment in Securities (cost $16,388,391): 98.8%................           19,091,957
                     Other Assets Less Liabilities: 1.2%.....................................              230,766
                                                                                                           -------
                     Total Net Assets: 100.0%................................................          $19,322,723
                                                                                                       ===========

*Indicates non-income producing security.

COVERED CALL OPTIONS WRITTEN at September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------
  Shares Subject
      to Call        Common Stocks / Expiration Date / Exercise Price
------------------------------------------------------------------------------------------------------------------------------------
       7,500         American Express / October / 35.........................................             $ 69,375
       5,000         ECI Telcom / November / 22.5............................................                5,937
       6,000         Seagate / December / 40.................................................               29,250
                                                                                                            ------
                     Total (premiums received $57,802).......................................         $    104,562
                                                                                                      ============




PORTFOLIO OF INVESTMENTS at September 30, 1995 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT at September 30, 1995
SharesCommon Stocks  Market Value
------------------------------------------------------------------------------------------------------------------------------------
       2,500         Acclaim Entertainment, Inc..............................................         $     64,375
       1,500         Alberto-Culver Co., Class B.............................................               45,750
       2,500         Bed Bath & Beyond, Inc..................................................               76,250
       2,500         EZ Corp., Inc...........................................................               13,438
       3,000         Fleetwood Enterprises, Inc..............................................               59,625
       3,000         Netcom On-Line Communications...........................................              132,000
       3,500         Smithfield Foods, Inc...................................................               77,875
      20,000         Sportmart, Inc..........................................................              175,000
       4,000         Warnaco Group, Class A..................................................               96,000
                                                                                                            ------
                     Total (proceeds $662,984)...............................................           $  740,313



See accompanying notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES at September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $16,388,391) (Note 2-A) ..........          $19,091,957
      Deposits with brokers for securities sold short........................................              840,309
      Receivables:
            Dividends and interest ..........................................................               50,550
            Securities sold..................................................................              190,344
      Organization costs (net of accumulated amortization of $6,006).........................               10,673
      Prepaid expenses.......................................................................                9,416
                                                                                                             -----
                  Total assets ..............................................................           20,193,249
                                                                                                        ----------

LIABILITIES
      Covered call options written, at value - premiums received $57,802.....................              104,562
      Securities sold short, at value - proceeds $662,984....................................              740,313
      Payable to investment advisor..........................................................               15,645
      Payable to manager.....................................................................                3,911
      Accrued expenses ......................................................................                6,095
                                                                                                             -----
                  Total liabilities..........................................................              870,526
                                                                                                           -------


NET ASSETS     ...................................................................$19,322,723
                                                                                  ===========

      Net asset value, offering and redemption price per share
            ($19,322,723/1,489,552 shares outstanding;
            unlimited number of no par value shares authorized) .............................               $12.97
                                                                                                            ======

SOURCE OF NET ASSETS
      Paid-in capital .......................................................................          $15,576,136
      Undistributed net investment income....................................................              233,782
      Undistributed net realized gain on investments.........................................            1,047,962
      Net unrealized appreciation of investments.............................................            2,464,843
                                                                                                         ---------
            Net assets.......................................................................          $19,322,723
                                                                                                       ===========


See accompanying notes to financial statements.


STATEMENT OF OPERATIONS - for the Six Months Ended September 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................         $    149,463
            Dividends........................................................................              187,165
                                                                                                           -------
                  Total investment income ...................................................              336,628
                                                                                                           -------
      Expenses
            Advisory fees (Note 3) ..........................................................               87,391
            Manager's fee (Note 3)...........................................................               26,067
            Custodian and accounting fees....................................................                5,694
            Transfer agent fees..............................................................                3,750
            Auditing fees....................................................................                5,442
            Legal fees.......................................................................                  963
            Reports to shareholders..........................................................                1,493
            Trustees' fees...................................................................                1,504
            Insurance........................................................................                1,608
            Registration fees................................................................                1,678
            Amortization of organization costs...............................................                2,006
            Dividend expense.................................................................                2,584
            Miscellaneous....................................................................                1,487
                                                                                                             -----
            Net expenses.....................................................................              141,667
                                                                                                           -------
                  Net investment income   ...................................................              194,961
                                                                                                           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain on security transactions ............................................            1,020,277
      Net realized gain on call options written..............................................               26,697
      Net realized loss on short sale transactions...........................................              (29,821)
      Net increase in unrealized appreciation of investments ................................            1,378,359
                                                                                                         ---------
            Net realized and unrealized gain on investments .................................            2,395,512
                                                                                                         ---------
                  Net Increase in Net Assets Resulting from Operations ......................          $ 2,590,473
                                                                                                       ===========




See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months         Year Ended
                                                                                 Ended September       March 31,
                                                                                    30,1995*             1995
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................              $ 194,961           $ 287,185
Net realized gain on security transactions ............................              1,020,277             281,570
Net realized gain on call options written..............................                 26,697              32,149
Net realized (loss) gain on short sale transactions....................                (29,821)             15,394
Net increase in unrealized appreciation of investments.................              1,378,359             617,069
                                                                                     ---------             -------
      Net increase in net assets resulting from operations ............              2,590,473           1,233,367
                                                                                     ---------           ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ($0.04 and $0.18 per share, respectively)........                (53,490)           (227,520)
Net realized gain from securities transactions ($0.53 per share).......                    -0-            (602,478)
                                                                                            -             --------
      Total dividends and distributions ...............................                (53,490)           (829,998)
                                                                                       -------            --------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding
      shares (a).......................................................                795,350           5,413,466
                                                                                       -------           ---------
      Total increase in net assets ....................................              3,332,333           5,816,835
NET ASSETS
Beginning of period ...................................................             15,990,390          10,173,555
                                                                                    ----------          ----------
End of period (including undistributed net investment income
       of $233,782 and $92,311, respectively).........................             $19,322,723         $15,990,390
                                                                                   ===========         ===========

(a) A summary of capital shares transactions is as follows:

                                                             Six Months Ended                   Year Ended
                                                            September 30, 1995*               March 31, 1995
                                                          Shares           Value          Shares         Value
Shares sold ......................................        106,425       $1,311,103        640,197       $7,000,403
Shares issued in connection with payment of
      dividends...................................          4,257           50,827         76,721          815,341
Shares redeemed...................................        (44,458)        (566,580)      (221,594)      (2,402,278)
                                                          -------         --------       --------       ----------
Net increase .....................................         66,224        $ 795,350        495,324       $5,413,466
                                                           ======        =========        =======       ==========

*Unaudited.


See accompanying notes to financial statements.


FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended Year Ended    June 2, 1993*         September
 March 31,                                                                 through
                                                                         30, 1995**       1995      March 31, 1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............................          $11.23         $10.96        $10.00
                                                                           ------         ------        ------
Income from investment operations:
      Net investment income .....................................             .13            .21           .13
      Net realized and unrealized gain on investments ...........            1.65            .77           .99
                                                                             ----            ---           ---
Total from investment operations.................................            1.78            .98          1.12
                                                                             ----            ---          ----
Less distributions:
      Dividends from net investment income.......................            (.04)          (.18)         (.10)
      Distributions from net capital gains ......................             -0-           (.53)         (.06)
                                                                               -            ----          ----
Total distributions..............................................            (.04)          (.71)         (.16)
                                                                             ----           ----          ----
Net asset value, end of period ..................................          $12.97         $11.23        $10.96
                                                                           ======         ======        ======
Total return ....................................................           34.11%          9.35%        13.73%+
Ratios/supplemental data:
Net assets, end of period (millions).............................           $19.3          $16.0         $10.2
Ratio of expenses to average net assets:
      Before expense reimbursement ..............................            1.62%+         1.65%         1.86%+
      After expense reimbursement................................            1.62%+         1.65%         1.85%+
Ratio of net investment income to average net assets:
      Before expense reimbursement ..............................            2.23%+         2.16%         1.60%+
      After expense reimbursement ...............................            2.23%+         2.16%         1.61%+
Portfolio turnover rate .........................................           46.82%        101.41%        88.88%



*Commencement of operations.

**Unaudited.

+Annualized.


See accompanying notes to financial statements.6FhTop;

 NOTES TO FINANCIAL STATEMENTS at September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Crescent Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management company. The Fund began operations on June 2, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
      B.  Federal  Income  Taxes.  The Fund  intends to comply  with the
          requirements   of  the  Internal   Revenue  Code  applicable  to
          regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amoritized over the life of the respective securities. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the deferral of wash sale losses and amortization of organization costs.
      D. Short Sales. A short sale transaction occurs when the Fund sells a security it does not own, in anticipation that the market price of the security will decline. If the value of the security sold short increases between the time of the short sale and the time the Fund closed out the short position, the Fund realizes a loss. Any dividend declared on short positions existing on the record date shall be recorded on the ex-dividend date and included as an expense of the period.
      E. Call and Put Options. When the Fund writes a call or put option an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
                  The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
           (less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
                  These option contracts may be listed for trading on a national securities exchange or traded over-the-counter ("OTC"). OTC options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. The Fund, as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period ended September 30, 1995, Crescent Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.
      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.85% of total net assets.
       Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under an Investment Management Agreement. The Manager prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25% of the Fund's average daily net assets or $30,000.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. Certain officers and Trustees of the Fund are also officers and/or directors of the Manager and Distributor.

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the period ended September 30, 1995, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $7,106,953 and $6,523,155, respectively. At September 30, 1995, the cost of securities for Federal tax purposes was $16,388,391. Unrealized appreciation and depreciation of securities was as follows:

                     Unrealized appreciation............................................       $2,978,992
                     Unrealized depreciation............................................         (275,426)
                                                                                                 --------
                           Net unrealized appreciation..................................       $2,703,566
                                                                                               ==========

      Written options transactions during the period ended September 30, 1995 are summarized as follows:

                                                                                           Call Options Written
                                                                                             Premiums Received
                     Options outstanding, beginning of period...........................        $(149,238)
                     Options written....................................................         (116,655)
                     Options closed.....................................................              -0-
                     Options exercised..................................................              -0-
                     Options expired....................................................          208,091
                                                                                                  -------
                     Options outstanding at September 30, 1995..........................          (57,802)
                     Unrealized depreciation at September 30, 1995......................          (46,760)
                                                          --- -----                               -------
                     Market value of written options at September 30, 1995..............        $(104,562)

                                     Advisor
                               Crescent Management
                            1999 Avenue of the Stars
                                   Suite 1950
                          Los Angeles, California 90067
                                 (310) 201-3980
                                                                   --
                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                                                   --
                          Custodian and Transfer Agent
                               The Provident Bank
                             One East Fourth Street
                           Cincinnati, Ohio 45250-0967
                                 (800) 424-2295
                                                                   --
                                    Auditors
                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102
                                                                   --
                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104




                 This report is intended for the shareholders of
                   The Crescent Fund and should not be used as
                     sales literature unless accompanied or
                        preceded by a current prospectus.